       As filed with the Securities and Exchange Commission on November 20, 2000
                                                Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under

                           THE SECURITIES ACT OF 1933

                            -------------------------

                           FREMONT GENERAL CORPORATION
             (Exact name of Registrant as specified in its charter)

             NEVADA                                      95-2815260
    -------------------------                     -------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                          Number)

                       2020 SANTA MONICA BLVD., SUITE 600
                         SANTA MONICA, CALIFORNIA 90404
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            -------------------------

                           FREMONT GENERAL CORPORATION
                            AND AFFILIATED COMPANIES
                          INVESTMENT INCENTIVE PROGRAM
                            (Full title of the plan)
                           -------------------------

                                LOUIS J. RAMPINO
                      PRESIDENT AND CHIEF OPERATING OFFICER
                           FREMONT GENERAL CORPORATION
                       2020 SANTA MONICA BLVD., SUITE 600
                         SANTA MONICA, CALIFORNIA 90404
                                 (310) 315-5500
(Name, address, and telephone number, including area code, of agent for service)

                           -------------------------

                                   Copies to:

                            RICHARD A. BOEHMER, ESQ.
                              O'MELVENY & MYERS LLP
                              400 SOUTH HOPE STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 (213) 430-6643

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                    Amount     Proposed Maximum   Proposed Maximum
               Title of Securities                  to be       Offering Price   Aggregate Offering     Amount of
                to be Registered                  Registered      Per Share             Price        Registration Fee
------------------------------------------------  -----------  ----------------  ------------------  ----------------
Common Stock, $1.00 par value:

  Fremont General Corporation and Affiliated        7,000,000         $4.563(1)      $31,941,000(1)         $8,432.42
  Companies Investment Incentive Program
------------------------------------------------  ----------- -----------------  ------------------  ----------------
  Interest in the Fremont General Corporation             (2)               (2)                 (2)               (2)
  and Affiliated Companies Investment Incentive
  Program
=====================================================================================================================

(1) Estimated in accordance with Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the New York Stock Exchange consolidated reporting system on November 13, 2000.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan.

=====================================================================================================================

     No person is authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering described herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any Plan Participant. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities by any person in any jurisdiction in which it is unlawful for such person to make such offer, solicitation or sale. Neither the delivery of this Prospectus nor any sale made hereunder shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to the date hereof.

     The Company hereby undertakes to provide without charge to each person, including each beneficial owner, to whom a copy of this Prospectus is delivered, upon written or oral request of any such person, a copy of any and all of the information that has been or may be incorporated by reference in this Prospectus, other than exhibits to such documents. Requests for such copies should be directed to Alan W. Faigin, Secretary and General Counsel, Fremont General Corporation, 2020 Santa Monica Boulevard, Suite 600, Santa Monica, California 90404. The Company's telephone number at this location is (310) 315-5500.

     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information can be inspected and copied at the Public Reference Room of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, IL 60661 and Seven World Trade Center, 13th Floor, New York, NY 10048; and copies of such material can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a web site that contains such material regarding registrants, including the Company, which file electronically with the Commission. The address of such web site is http://www.sec.gov. The Company's Common Stock is traded on the New York Stock Exchange, and the foregoing materials are also available for inspection at the offices of such Exchange, which offices are located at 20 Broad Street, New York, New York 10005.

     This Prospectus contains information concerning the Company and any sale of its Common Stock by the Plan Participants, but does not contain all the information set forth in the Registration Statement which the Company has filed with the Securities and Exchange Commission under the Securities Act. The Registration Statement, including various exhibits, may be inspected at the Commission's office in Washington, D.C.

                           FREMONT GENERAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     Fremont General Corporation (the "Registrant") and the Fremont General Corporation and Affiliated Companies Investment Incentive Program (the "Plan") hereby incorporate by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

                  1. The description of the Registrant's Common Stock as contained in the Registrant's Registration Statement on Form 8-A filed on March 17, 1993 pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such descriptions.

                  2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  3. The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000, filed pursuant to Section 13(a) of the Exchange Act.

                  4. The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000, filed pursuant to Section 13(a) of the Exchange Act.

                  5. The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000, filed pursuant to Section 13(a) of the Exchange Act.

                  6. The information contained in the Registrant's Registration Statement on Form S-8 for the Plan (file no. 33-38138) filed on or about December 6, 1990.

                  7. The information contained in the Registrant's Registration Statement on Form S-8 for the Plan (file no. 33-59898) filed on or about March 23, 1993.

                  8. The information contained in the Registrant's Registration Statement on Form S-8 for the Plan (file no. 333-38143) filed October 17, 1997.

                  9. The Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1999, filed pursuant to Section 15(d) of the Exchange Act.

                  All documents filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment indicating that all securities offered have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.
         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.
         Omitted pursuant to General Instruction E to Form S-8.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.
         Not applicable.

ITEM 8.  EXHIBITS.

         EXHIBIT
         NUMBER                           DESCRIPTION
         ------     ------------------------------------------------------------


          4.1(a) Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit No. 10.3 to Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, Commission File Number 1-8007.)


          4.1(b) Amendments Number One, Two and Three to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3(b) to the Registrant's Quarterly Report on Form 10-Q, for the period ended September 30, 1997, Commission File Number 1-8007.)

          4.1(c) Amendment Number Four to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3 to the Registrant's Annual Report on Form 10-K, for the fiscal year ended December 31, 1997, Commission File Number 1-8007.)

          4.1(d) Amendment Number Five to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3(d) to the Registrant's Quarterly Report on Form 10-Q, for the period ended September 30, 1998, Commission File Number 1-8007.)

          4.2(a) Fremont General Corporation Investment Incentive Program Trust. (Incorporated by reference to Exhibit (10)(xi) to the Registrant's Annual Report on form 10-K, for the fiscal year ended December 31, 1993, Commission File Number 1-8007.)

          4.2(b)    Amendment  to the  Fremont  General  Corporation  Investment
                    Incentive  Program  Trust.  (Incorporated  by  reference  to
                    Exhibit 10.4 to Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, Commission File Number 1-8007.)


          23.1      Consent of Ernst & Young LLP, Independent Auditors.

          24.1      Power of Attorney (see page 8).

          99 Internal Revenue Service Determination Letter, dated October 19, 1995. (Incorporated by reference to Exhibit 99 to the registrant's Form S-8 Registration Statement No. 333-38143, as filed with the Commission on October 27, 1997.)

ITEM 9.  UNDERTAKINGS.

     With the one noted exception, the undersigned Registrant omits this Item pursuant to General Instruction E to Form S-8.

     The undersigned Registrant hereby undertakes to submit or has submitted the Fremont General Corporation and Affiliated Companies Investment Incentive Program (the "Plan") and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to continue to qualify the Plan.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on this 20th day of November, 2000.


                                       FREMONT GENERAL CORPORATION



                                       By:    /s/  Louis J. Rampino
                                              ---------------------
                                              Louis J. Rampino

                                       Title: President and Chief Operating
                                              Officer

                                   SIGNATURES

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, as amended, the trustee (or other persons who administer the employee benefit plan) of the Fremont General Corporation and Affiliated Companies Investment Incentive Program has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on this 20th day of November, 2000.


                                       FREMONT GENERAL CORPORATION AND
                                       AFFILIATED COMPANIES INVESTMENT
                                       INCENTIVE PLAN


                                       By:    /s/ Louis J. Rampino
                                              --------------------
                                              Louis J. Rampino

                                       Title: On behalf of the Administrative
                                              Committee for the Fremont General
                                              Corporation and Affiliated
                                              Companies Investment Incentive
                                              Program

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James A. McIntyre, Louis J. Rampino and Wayne R. Bailey, jointly and severally, as his or her attorney-in-fact and agent, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



  Signatures                    Title                              Date



                             Chairman of the Board and         November 20, 2000
/s/ James A. McIntyre        Chief Executive Officer
--------------------------   (Principal Executive Officer)
James A. McIntyre


/s/ Louis J. Rampino         President, Chief Operating        November 20, 2000
--------------------------   Officer and Director
    Louis J. Rampino


/s/ Wayne R. Bailey          Executive Vice President,         November 20, 2000
--------------------------   Treasurer, Chief Financial
    Wayne R. Bailey          Officer (Principal Financial
                             Officer) and Director


/s/ John A. Donaldson        Senior Vice President,            November 20, 2000
-------------------------    Controller and Chief
     John A. Donaldson       Accounting  Officer
                             (Principal   Accounting
                             Officer)

/s/ Houston I. Flournoy      Director                          November 20, 2000
--------------------------
    Houston I. Flournoy

/s/  C. Douglas Kranwinkle   Director                          November 20, 2000
--------------------------
    C. Douglas Kranwinkle



/s/ David W. Morrisroe       Director                          November 20, 2000
--------------------------
    David W. Morrisroe



/s/ Dickinson C. Ross        Director                          November 20, 2000
--------------------------
  Dickinson C. Ross

                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                           DESCRIPTION
         ------     ------------------------------------------------------------




          4.1(a) Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit No. 10.3 to Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, Commission File Number 1-8007.)


          4.1(b) Amendments Number One, Two and Three to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3(b) to the Registrant's Quarterly Report on Form 10-Q, for the period ended September 30, 1997, Commission File Number 1-8007.)

          4.1(c) Amendment Number Four to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3 to the Registrant's Annual Report on Form 10-K, for the fiscal year ended December 31, 1997, Commission File Number 1-8007.)

          4.1(d) Amendment Number Five to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan. (Incorporated by reference to Exhibit 10.3(d) to the Registrant's Quarterly Report on Form 10-Q, for the period ended September 30, 1998, Commission File Number 1-8007.)

          4.2(a) Fremont General Corporation Investment Incentive Program Trust. (Incorporated by reference to Exhibit (10)(xi) to the Registrant's Annual Report on form 10-K, for the fiscal year ended December 31, 1993, Commission File Number 1-8007.)

          4.2(b)    Amendment  to the  Fremont  General  Corporation  Investment
                    Incentive  Program  Trust.  (Incorporated  by  reference  to
                    Exhibit 10.4 to Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, Commission File Number 1-8007.)


          23.1      Consent of Ernst & Young LLP, Independent Auditors.

          24.1      Power of Attorney (see page 8).

          99 Internal Revenue Service Determination Letter, dated October 19, 1995. (Incorporated by reference to Exhibit 99 to the registrant's Form S-8 Registration Statement No. 333-38143, as filed with the Commission on October 27, 1997.)